UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2024

Paragon 28, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40902	27-3170186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14445 Grasslands Drive Englewood, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 399-3400

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FNA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information appearing below under Item 4.02 regarding our previously reported fiscal year ended December 31, 2023 and fiscal quarters ended March 31, 2023, June 30, 2023, September 30, 2023, and March 31, 2024, as well as the information with respect to our fiscal quarter ended June 30, 2024 under the heading “Controls and Procedures”, are incorporated herein by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 30, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of Paragon 28, Inc. (the “Company”), in consultation with management, concluded that the Company's previously issued audited consolidated financial statements for the fiscal year ended December 31, 2023, contained within the Annual Report on Form 10-K for that year (and the associated audit report of the Company’s independent registered accounting firm) and the unaudited condensed consolidated financial statements contained within the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2023, June 30, 2023, September 30, 2023, and March 31, 2024 should no longer be relied upon due to errors in such financial statements, and therefore a restatement of these prior financial statements is required. Accordingly, the Company intends to restate the aforementioned financial statements by amending its Annual Report on Form 10-K for the year ended December 31, 2023 and its quarterly report on Form 10-Q for the quarter ended March 31, 2024 (the “Restated Filings”) as soon as reasonably practicable.

Subsequent to the issuance of the Company’s condensed consolidated financial statements as of and for the three months ended March 31, 2024, the Company identified errors in the accounting for inventory including the calculation of its excess and obsolete inventory reserve which resulted in an overstatement of inventory as of March 31, 2023, June 30, 2023, September 30, 2023, December 31, 2023 and March 31, 2024 and an understatement in cost of goods sold for the respective interim periods ended on such dates and for the fiscal year ended December 31, 2023. This identification of errors is preliminary, unaudited and may be subject to change as we complete our procedures and prepare the Restated Filings.

The Audit Committee, along with management, discussed with Deloitte & Touche LLP, the Company’s independent public accounting firm, the matters disclosed in this filing pursuant to this Item 4.02(a).

We plan to file amendments to the previously issued consolidated financial statements listed above on Forms 10-K/A and 10-Q/A, respectively, with the SEC. We intend to update at least the following sections within the respective reports:

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2023: Special Note Regarding Forward-Looking Statements; Risk Factors Summary; Part I, Item 1A, Risk Factors; Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations; Part II, Item 8, Financial Statements and Supplementary Data; Part II, Item 9A, Controls and Procedures; Part IV, Item 15, Exhibit and Financial Statement Schedules

•	Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024: Part I, Item 1, Financial Statements; Part I, Item 2, Management's Discussion and Analysis of Financial Condition and Results of Operations; Part I, Item 4, Controls and Procedure; Part II, Item 1A, Risk Factors; Part II, Item 6, Exhibits

Summary of Impacts

The following summarizes certain estimated impacts of the restatement:

•	During the year ended December 31, 2023, cost of goods sold was understated by $8.4 million and inventories, net was overstated by $8.0 million

•	During the three months ended March 31, 2024, cost of goods sold was understated by $1.7 million and inventories, net was overstated by $9.7 million

The restatement is not expected to affect reported revenue or net (decrease) increase in cash. In connection with the restatements in the Restated Filings, the Company expects to also reflect the correction of other immaterial errors. This summary of impacts is preliminary, unaudited and may be subject to change as we complete our procedures and prepare the Restated Filings.

Refer to the section titled “Supplemental Schedules” herein for a summary of the restatement’s estimated impact on the Company’s consolidated financial statements for each of the periods.

Controls and Procedures

As a result of the errors described above and the related restatement, the Company has identified one or more material weaknesses in its internal control over financial reporting. As a result, management concluded that our internal control over financial reporting was not effective as of December 31, 2023, and our disclosure controls and procedures were not effective at the reasonable assurance level as of December 31, 2023 and March 31, 2024. Accordingly, the Audit Committee concluded that management’s report on internal control over financial reporting as of December 31, 2023, and Deloitte’s opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2023, should no longer be relied upon.

In addition, given that the conclusion to restate occurred subsequent to June 30, 2024, and related remediation actions were not implemented as of June 30, 2024, we will report in our Quarterly Report on Form 10-Q for the second quarter of 2024 that our disclosure controls and procedures were not effective at the reasonable assurance level as of June 30, 2024. The Company will provide management's modified conclusions in the Restated Filings.

Supplemental Schedules

The following tables summarize the previously reported amounts impacted by the errors described herein (other than certain additional immaterial revisions in prior periods), as well as the preliminary adjustments and the estimated restated amounts. The restated amounts shown herein are preliminary and unaudited and may be subject to change as we complete our procedures and prepare the Restated Filings.

	Year Ended December 31, 2023			Three Months Ended March 31, 2024
	As Reported	Adjustments	As Restated	As Reported	Adjustments	As Restated
Cost of goods sold	43,598	8,356	51,954	12,186	1,656	13,842
Gross profit	172,791	(8,356)	164,435	48,896	(1,656)	47,240
Selling, general, and administrative	180,022	-	180,022	54,215	567	54,782
Total operating expenses	210,100	-	210,100	61,799	567	62,366
Operating income / (loss)	(37,309)	(8,356)	(45,655)	(12,903)	(2,223)	(15,126)
Other income (expenses), net	154	(1,337)	(1,183)	515	-	515
Total other expenses, net	(10,319)	(1,337)	(11,656)	(2,107)	-	(2,107)
Income / (loss) before income taxes	(47,628)	(9,693)	(57,321)	(15,010)	(2,223)	(17,233)
Net income / (loss)	(47,841)	(9,693)	(57,534)	(15,234)	(2,165)	(17,399)
Comprehensive income / (loss)	(47,676)	(9,693)	(57,369)	(16,331)	(2,165)	(18,496)

	As of December 31, 2023			As of March 31, 2024
	As Reported	Adjustments	As Restated	As Reported	Adjustments	As Restated
Inventories, net	98,062	(8,016)	90,046	104,298	(9,672)	94,626
Total current assets	215,815	(8,016)	207,799	207,392	(10,239)	197,153
Total assets	340,699	(8,016)	332,683	334,594	(10,227)	324,367
Accumulated deficit	(115,630)	(8,016)	(123,646)	(130,864)	(10,181)	(141,045)
Total stockholders' equity	177,741	(8,016)	169,725	164,476	(10,181)	154,295
Total liabilities and stockholders' equity	340,699	(8,016)	332,683	334,594	(10,227)	324,367

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “would,” “should”, “estimates”, “could”, “intends”, “plans” or other similar expressions are forward-looking statements. These forward-looking statements include, among others, the anticipated timing of the filing of the Restated Filings; the financial statements to be restated and the filings in which such restated financial statements will appear; and the Company's intent to report one or more material weaknesses in its internal control over financial reporting. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and are subject to numerous risks, including, among other things, risks related to the timely and correct completion of the restatement and Restated Filings; the risk that additional information may become known prior to the expected filing with the SEC of the Restated Filings or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements, which could be material, or delay the filing of the corrected or future periodic reports with the SEC; risks related to the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures, remediation of the control deficiencies identified and our ability to implement and maintain effective internal control over financial reporting in the future, which may adversely affect the accuracy and timeliness of our financial reporting; identification of errors in our financial reporting in the future that require us to restate previously issued financial statements, which may subject us to unanticipated costs or regulatory penalties and could cause investors to lose confidence in the accuracy and completeness of our financial statements; and those set forth under the caption “Risk Factors” in the Company’s most recent filings with the Securities and Exchange Commission, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this Current Report on Form 8-K.

Further information on these and other factors that could affect the Company’s financial results and the forward-looking statements in this Current Report on Form 8-K is included in the Company’s filings with the Securities and Exchange Commission, including, among others, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAGON 28, INC.

Date: July 30, 2024	By:	/s/ Robert S. McCormack
General Counsel & Corporate Secretary